UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 19, 2021
Ciner Resources LP
(Exact name of registrant as specified in charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code:(770) 375-2300
(Former Name or Former Address, if Changed Since Last Report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	CINR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 19, 2021, WE Soda Ltd (“WE Soda”), the indirect owner of approximately 74% of the common units in Ciner Resources LP (the “Partnership”) and 100% of Ciner Resource Partners LLC (the “General Partner”), the general partner of the Partnership, issued a press release announcing that Ciner Enterprises Inc. (“Ciner Enterprises”) entered into a Unit Purchase Agreement (the “Purchase Agreement”) with Sisecam Chemicals USA Inc. (“Buyer”), and an indirect subsidiary of Turkiye Sise ve Cam Fabrikalari A.S, pursuant to which, among other things:
•Ciner Enterprises agreed to enter into certain reorganization transactions after the signing date of the Purchase Agreement but prior to closing of the transactions contemplated under the Purchase Agreement, whereby Ciner Enterprises would acquire all of the issued and outstanding units of New Resources LLC, a Delaware limited liability company (“New Resources”), with New Resources in turn then indirectly owning 100% of the General Partner and approximately 74% of the common units in the Partnership (collectively, the “Reorganization Transactions”);
•subsequent to the Reorganization Transactions, Ciner Enterprises agreed to sell to Buyer, and Buyer agreed to purchase, 60% of the outstanding units of New Resources owned by Ciner Enterprises for a purchase price of $300 million (the “New Resources Sale”); and
•at the closing of the New Resources Sale, New Resources, Ciner Enterprises and Buyer would enter into a unitholders and operating agreement (the “New Resources Operating Agreement”).
Upon closing of the New Resources Sale, Buyer will own 60% of the outstanding units in New Resources and Ciner Enterprises will own 40% of the outstanding units in New Resources. The Purchase Agreement contains customary covenants and closing conditions, including receipt of required regulatory approvals, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
Pursuant to the terms of the New Resources Operating Agreement, Buyer and Ciner Enterprises will have a right to designate six directors and four directors, respectively, to the board of directors of New Resources. In addition, the New Resources Operating Agreement will provide that (i) the board of directors of the General Partner shall consist of four designees from Buyer, two designees from Ciner Enterprises and three independent directors for as long as the General Partner is legally required to appoint such independent directors and (ii) the Partnership’s right to appoint four managers to the board of managers of Ciner Wyoming LLC shall be comprised of two designees from Buyer and two designees from Ciner Enterprises.
A copy of WE Soda’s press release is furnished as Exhibit 99.1 hereto.
In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Partnership that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Partnership or any of its affiliates.
This Form 8-K and related exhibit contain forward-looking statements. Statements other than statements of historical facts included in this Form 8-K and related exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements include all statements that are not historical facts and in some cases may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “seek,” “anticipate,” “estimate,” “predict,” “forecast,” “project,” “potential,” “continue,” “may,” “will,” “could,” “should,” or the negative of these terms or similar expressions. Such statements are based only on the Partnership’s current beliefs, expectations and assumptions regarding the future of the Partnership’s business, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of the Partnership’s control. The Partnership’s actual results and financial condition may differ materially from those implied or expressed by these forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, any of these forward-looking statements are described in the sections entitled “Cautionary Statement Concerning Forward-Looking Statements” and “Risk Factors”, contained in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by subsequent reports filed with the United States Securities and Exchange Commission. All forward-looking statements included in this Form 8-K and related exhibit are expressly qualified in their entirety by such cautionary statements. Consequently, you are cautioned not to place undue reliance on any forward-looking statement because no forward-looking statement can be guaranteed. Unless required by law, the

Partnership undertakes no duty and does not intend to update the forward-looking statements made herein to reflect new information or events or circumstances occurring after this Form 8-K. All forward-looking statements speak only as of the date made.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
99.1	Press Release of WE Soda Ltd, dated November 19, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: November 19, 2021

CINER RESOURCES LP

By:	Ciner Resource Partners LLC, its General Partner

By:	/s/ Marla E. Nicholson
Marla E. Nicholson Vice President, General Counsel and Secretary of Ciner Resource Partners LLC, the registrant’s General Partner